UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
____________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

May 8, 2025
Date of Report (Date of earliest event reported)
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CAPITAL ONE FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)
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Delaware		001-13300	54-1719854
(State or other jurisdiction of incorporation)		(Commission File Number)	(IRS Employer Identification No.)
1680 Capital One Drive,
McLean,	Virginia		22102
(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code: (703) 720-1000
(Not applicable)
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock (par value $.01 per share)	COF	New York Stock Exchange
Depositary Shares, Each Representing a 1/40th Interest in a Share of Fixed Rate Non-Cumulative Perpetual Preferred Stock, Series I	COF PRI	New York Stock Exchange
Depositary Shares, Each Representing a 1/40th Interest in a Share of Fixed Rate Non-Cumulative Perpetual Preferred Stock, Series J	COF PRJ	New York Stock Exchange
Depositary Shares, Each Representing a 1/40th Interest in a Share of Fixed Rate Non-Cumulative Perpetual Preferred Stock, Series K	COF PRK	New York Stock Exchange
Depositary Shares, Each Representing a 1/40th Interest in a Share of Fixed Rate Non-Cumulative Perpetual Preferred Stock, Series L	COF PRL	New York Stock Exchange
Depositary Shares, Each Representing a 1/40th Interest in a Share of Fixed Rate Non-Cumulative Perpetual Preferred Stock, Series N	COF PRN	New York Stock Exchange
1.650% Senior Notes Due 2029	COF29	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company     ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.
(a) The 2025 Annual Stockholder Meeting (the “Annual Meeting”) of Capital One Financial Corporation (the “Company”) was held on May 8, 2025. On March 12, 2025, the record date (the “Record Date”) for the Annual Meeting, 382,959,120 shares of the Company’s common stock were issued and outstanding, of which 351,694,596 shares were present for purposes of establishing a quorum.

(b) Stockholders voted on the following matters:

(1) Stockholders elected Mr. Richard D. Fairbank, Mr. Ime Archibong, Ms. Christine Detrick, Ms. Ann Fritz Hackett, Ms. Suni P. Harford, Mr. Peter Thomas Killalea, Mr. Cornelis Petrus Adrianus Joseph (“Eli”) Leenaars, Mr. François Locoh-Donou, Mr. Peter E. Raskind, Ms. Eileen Serra, Mr. Mayo A. Shattuck III, and Mr. Craig Anthony Williams to the Company’s Board of Directors for terms expiring at the 2026 annual meeting of stockholders or until such director’s successor is duly elected and qualified;

(2) Stockholders approved, on an advisory basis, the Company’s 2024 named executive officer compensation;

(3) Stockholders ratified the selection of the firm Ernst & Young LLP to serve as the independent registered public accounting firm of the Company for 2025; and

(4) The shareholder proposal presented at the Annual Meeting and described below did not receive majority support.
Set forth below are the number of votes cast for and against each such matter as well as the number of abstentions and broker non-votes with respect to each such matter.

Item	Votes For	Votes Against	Abstain	Broker Non-Votes
Election of Directors:
Richard D. Fairbank	315,440,771	11,634,253	232,793	24,386,779
Ime Archibong	326,405,906	589,622	312,289	24,386,779
Christine Detrick	315,426,712	11,566,808	314,297	24,386,779
Ann Fritz Hackett	313,889,315	13,103,114	315,388	24,386,779
Suni P. Harford	326,488,955	486,971	331,891	24,386,779
Peter Thomas Killalea	321,553,739	5,437,777	316,301	24,386,779
Cornelis Petrus Adrianus Joseph (“Eli”) Leenaars	326,425,463	567,306	315,048	24,386,779
François Locoh-Donou	321,306,955	5,505,046	495,816	24,386,779
Peter E. Raskind	319,357,651	7,669,545	280,621	24,386,779
Eileen Serra	324,634,413	2,364,044	309,360	24,386,779
Mayo A. Shattuck III	317,270,648	9,712,223	324,946	24,386,779
Craig Anthony Williams	321,068,322	5,912,631	326,864	24,386,779
Advisory Approval of the Company’s 2024 Named Executive Officer Compensation	312,284,834	14,264,217	758,766	24,386,779
Ratification of Selection of Ernst & Young LLP as Independent Registered Public Accounting Firm of the Company for 2025	334,806,501	16,588,461	299,634
Stockholder proposal to require a shareholder vote on golden parachute arrangements	144,933,333	180,714,153	1,660,331	24,386,779

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

CAPITAL ONE FINANCIAL CORPORATION

Date: May 8, 2025	By:	/s/ Matthew W. Cooper
Matthew W. Cooper
General Counsel and Corporate Secretary

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